UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2016

THE LGL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-00106	38-1799862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL		32804
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 2, 2016, The LGL Group, Inc. (the "Company"), acquired certain assets from Precise Time and Frequency, Inc., an unaffiliated third party, for a cash consideration of $295,000. The assets will be held by Precise Time and Frequency, LLC ("PTF LLC"), a newly formed, wholly-owned subsidiary of the Company.

The acquired assets include intellectual property, equipment and inventory used in the design of high performance Frequency and Time reference standards that form the basis for timing and synchronization in many applications. This investment is expected to complement the broader, complete line of spectrum control products that the Company provides through its other operating subsidiary, MtronPTI.

On September 6, 2016, the Company issued a press release announcing the asset acquisition, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
99.1	Press release dated September 6, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 6, 2016	THE LGL GROUP, INC.

	By:	/s/ Patti A. Smith
		Name:	Patti A. Smith
		Title:	Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press release dated September 6, 2016.